                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1. ESL PARTNERS, L.P.

Item                                    Information
Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):             April 26, 2021

Issuer Name and Ticker or
Trading Symbol:                         AUTONATION, INC. [AN]

Relationship of Reporting
Person(s) to Issuer:                    10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):                 Not Applicable

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By: RBS Partners, L.P.
                                        Its: General Partner

                                        By: ESL Investments, Inc.
                                        Its: General Partner

                                        By: /s/ Edward S. Lampert
                                            ----------------------------
                                        Name: Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date: April 28, 2021

2. RBS PARTNERS, L.P.

Item                                    Information
Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):             April 26, 2021

Issuer Name and Ticker or
Trading Symbol:                         AUTONATION, INC. [AN]

Relationship of Reporting
Person(s) to Issuer:                    10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):                 Not Applicable

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By: ESL Investments, Inc.
                                        Its: General Partner

                                        By: /s/ Edward S. Lampert
                                            ----------------------------
                                        Name: Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date: April 28, 2021

3. ESL INVESTMENTS, INC.

Item                                    Information
Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):             April 26, 2021

Issuer Name and Ticker or
Trading Symbol:                         AUTONATION, INC. [AN]

Relationship of Reporting
Person(s) to Issuer:                    10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):                 Not Applicable

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:By:                           /s/ Edward S. Lampert
                                        ----------------------------
                                        Name: Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date: April 28, 2021